UNITED STATES

SEURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2022 (October 2, 2022)

THE GREENROSE HOLDING COMPANY INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-39217	84-2845696
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

111 Broadway
Amityville, NY	11701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 346-6270

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of Each Exchange on Which Registered
Units, each consisting of one share of common stock and one Pink redeemable warrant	OTC
Common stock, par value $0.0001 per share	OTCQX
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	OTCQB

Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On October 2, 2022, The Greenrose Holding Company Inc. (the “Company”) received a Notice of Default (the “Notice of Default”) from the legal representatives on behalf of DXR Finance, LLC (“DXR Finance”) in reference to the Credit Agreement, dated November 26, 2021 (“Credit Agreement”), by and among the Company, as Borrower (as defined in the Credit Agreement), the lenders identified on the signature pages of the Credit Agreement (“Lenders”), and DXR Finance, as Agent (as defined in the Credit Agreement) for the Lenders.

Pursuant to the Notice of Default, DXR Finance notified the Company that it is considering its rights and remedies pursuant to the Loan Documents (as defined in the Credit Agreement), including but not limited to those identified in Section 9.1 of the Credit Agreement with respect to the Specified Defaults (as defined in the Notice of Default), the Event of Default and the Impending Default, and without waiving any rights, remedies, powers, privileges and defenses afforded under the Credit Agreement and Loan Documents. A copy of the Notice of Default is attached as Exhibit 99.1 to the Current Report on Form 8-K and incorporated herein.

The Credit Agreement, including the Loan Documents, was previously filed with the Securities and Exchange Commission (the “SEC”) as Exhibit 10.3 to the Current Report on Form 8-K filed on December 2, 2021, as amended and filed with the SEC as Exhibit 10.1 to Current Report on Form 8-K filed on January 6, 2022, as further amended from time to time.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 3, 2022, the board of directors of the Company (the “Board”) adopted amended and restated bylaws (the “Bylaws”). The Bylaws amendment introduces a process and procedures and imposes certain information requirements on the Company’s stockholders when one or more stockholders seek to call a special meeting of the stockholders or take action by written consent, thereby ensuring these stockholder actions are effected in a lawful, valid and transparent manner by then-holders of the Company’s voting stock. A copy of the Bylaws as amended to date is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
3.1	Amended and Restated Bylaws of The Greenrose Holding Company Inc., dated October 3, 2022
99.1	Notice of Default, dated October 2, 2022
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GREENROSE HOLDING COMPANY INC.

Date: October 4, 2022	By:	/s/ Bernard Wang
	Name:	Bernard Wang
	Title:	Chief Financial Officer

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